TERMINATION OF EXECUTIVE EMPLOYMENT AGREEMENT This Termination of Executive Employment Agreement (the “Agreement”) is made and entered into as of this 16th day of March, 2026 (the “Effective Date”) by and between Aquestive Therapeutics, Inc. (the “Company”) and Lori J. Braender (the “Executive”). WITNESSETH: WHEREAS, Executive has served the Company since September 10, 2018 and is the current Chief Legal Officer, Chief Compliance Officer and Corporate Secretary of the Company; and WHEREAS, the Company and Executive wish to terminate the current Executive Employment Agreement dated as of September 10, 2018 between the Company and Executive (the “2018 Employment Agreement”) on the terms and conditions set forth in this Agreement effective as of May 7, 2026 (the “Termination Date”); and WHEREAS, the Company wishes to engage Executive to serve, and Executive wishes to serve, the Company, solely as the Corporate Secretary of the Company in accordance with the terms and conditions of an agreement to be entered into between the Company and Executive effective as of the Termination Date; NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto, intending to be legally bound, hereby agree as follows: 1. Termination of 2018 Employment Agreement/Employment. A. Termination of 2018 Employment Agreement. The Company and Executive agree to terminate the 2018 Employment Agreement effective as of the Termination Date (the “Termination”) upon the terms and conditions set forth in this Agreement. B. Payment and Other Consideration. Upon the Termination, the Company shall pay or provide to Executive, and Executive shall be entitled to, and shall, receive the payments and benefits described in Section 6(D) of the 2018 Employment Agreement in accordance with the terms set forth therein except that: (i) all outstanding stock options, stock appreciation rights, performance stock units, restricted stock, restricted stock units, and other equity-based compensation awards that are or become vested under Section 6(D) of the 2018 Employment Agreement upon the termination of the 2018 Employment Agreement pursuant to the terms of this Agreement (the “Vested Awards”) shall be exercisable (if applicable) for at least five (5) years year after the date of Executive’s termination of employment as Corporate Secretary of the Company after the Effective Date or, if earlier, until the expiration of the stated term of the applicable award; and (ii) the benefit continuation period described in Section 6(D)(v) of the 2018 Employment Agreement shall commence on and continue for at least twelve (12) months after the date of Executive’s termination of employment as Corporate Secretary of the Company after the Effective Date. For clarity, other than the exceptions set forth in this Section 1(B), all of the terms of Section 6(D) of the 2018 Employment Agreement shall remain in full force and effect and be enforceable by the parties to this Agreement after the Termination. C. Severance Protection. In lieu of the payments and benefits described in Section 6(E) of the 2018 Employment Agreement in connection with a Change of Control (as defined in the 2018 Employment Agreement) such payments and benefits shall be due and payable upon the termination of Executive’s employment as Corporate Secretary of the Company after the Effective Date under Section 5(E) or Section Docusign Envelope ID: 6CE029AB-0202-49AB-9957-A56246CE5403

2 5(F), as applicable, in accordance with the terms and conditions set forth in Section 6(E) of the 2018 Employment Agreement; provided, however, that such payments shall be calculated at the rate of Executive’s Base Salary and Target Annual Bonus in effect as of the Termination (in each case determined without regard to any reduction prior to the Termination) and the benefit continuation period described in Section 6(D)(v) of the 2018 Employment Agreement shall commence on the date of termination of Executive's employment as the Corporate Secretary of the Company after the Effective Date and expire twelve (12) months from such date of termination. 2. Executive’s Employment as Corporate Secretary. Notwithstanding anything to the contrary contained in the 2018 Executive Employment Agreement or otherwise, the Company and Executive agree that the Company and Executive shall have the right to enter into an agreement to employ Executive as the Corporate Secretary of the Company after the Effective Date on terms and conditions mutually acceptable to the Company and Executive and such employment or the terms and conditions of any agreement of such employment between the Company and Executive shall have no effect on or amend or modify the respective obligations and rights of the Company and Executive under, or the terms and conditions of, this Agreement or the 2018 Employment Agreement except as the terms and conditions of the 2018 Employment Agreement are expressly amended and modified as set forth in this Agreement. 3. Venue; Jurisdiction. The validity, construction, interpretation, and enforceability of this Agreement shall be determined and governed by the laws (procedural and substantive) of the State of New Jersey without giving effect to the principles of conflicts of law. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction of, and agree that such litigation shall be conducted in, any state or federal court located in the State of New Jersey. 4. Binding Effect; Assignment. Executive shall not, without the prior written consent of the Company, assign, transfer, or otherwise convey this Agreement, or any right or interest herein. This Agreement, and all rights and obligations of the Company or any of its successors, may be assigned or otherwise transferred to any of its successors and shall be binding upon and inure to the benefit of its successors. As used herein, the term “successor” shall mean any person, corporation or other entity that, by merger, consolidation, purchase of stock, assets, liquidation, voluntary or involuntary assignment, or otherwise, acquires all or a substantial part of the assets of the Company or succeeds to one or more lines of business of the Company. 5. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and arrangements, both oral and written, between the parties hereto with respect to such subject matter, it being understood that this Agreement shall expressly supersede any employment agreement between Executive and the Company, and any amendments thereto. This Agreement may not be modified, amended, altered or rescinded in any manner, except by written instrument signed by all of the parties hereto; provided, however, that any waiver by either party with respect to any provision hereof, or the breach of any provision hereof by the other party, need be signed only by the party waiving such provision or breach; and provided, further, that the waiver by either party hereto of a breach or compliance with any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or compliance. Docusign Envelope ID: 6CE029AB-0202-49AB-9957-A56246CE5403

3 6. Severability. In case any one or more of the provisions of this Agreement shall be held by any court of competent jurisdiction to be illegal, invalid or unenforceable in any respect, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held to be illegal, invalid, or unenforceable, shall not be affected thereby. 7. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any manner the meaning or interpretation of this Agreement. 8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. 9. Survival. The provisions of Sections 1(B), 1(C),and 2 through and including 9 of this Agreement shall survive any termination of this Agreement IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written. EXECUTIVE ______________________________________ Lori J. Braender AQUESTIVE THERAPEUTICS, INC. By: ___________________________________ Daniel Barber, President and CEO Docusign Envelope ID: 6CE029AB-0202-49AB-9957-A56246CE5403